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                                                                    Exhibit 99.1
[Park Ohio Logo]

 FOR IMMEDIATE RELEASE              CONTACT: EDWARD F. CRAWFORD
                                             PARK-OHIO HOLDINGS CORP.
                                             (216) 692-7200

      PARK-OHIO ANNOUNCES NEW $165 MILLION SENIOR REVOLVING CREDIT FACILITY
      ---------------------------------------------------------------------
                    AND IMPROVED SECOND QUARTER 2003 RESULTS
                    ----------------------------------------

         CLEVELAND, OHIO, July 30, 2003 -- Park-Ohio Holdings Corp. (NASDAQ:PKOH), today announced results for its second quarter ended June 30, 2003.

                               SIX MONTHS RESULTS
         Park-Ohio reported net income of $5.1 million or $.47 per share dilutive for the first six months of 2003, compared to loss before cumulative effect of accounting change for the first six months of 2002 of ($.5) million or ($.05) per share dilutive. Adjusted (A) income before cumulative effect of accounting change for the first six months of 2002 was $2.1 million or $.20 per share dilutive. Park-Ohio reported net sales of $314.8 million for the first six months of 2003 compared to net sales of $320.5 million one year earlier.

                             SECOND QUARTER RESULTS
         Park-Ohio reported net income of $2.7 million or $.25 per share dilutive for the second quarter of 2003, compared to net loss for the second quarter of 2002 of ($.5) million or ($.05) per share dilutive. Adjusted (B) net income for the second quarter of 2002 was $1.7 million or $.16 per share dilutive. Park-Ohio reported net sales of $159.9 million for the second quarter of 2003 compared to net sales of $166.6 million one year earlier.

(Note A) Net income for the first six months of 2002, as adjusted, excludes the after-tax impact of restructuring and other unusual charges of $2.6 million.
(Note B) Net income for the second quarter of 2002, as adjusted, excludes the after-tax impact of restructuring and other unusual charges of $2.2 million.
The Company presents adjusted income excluding restructuring and other unusual charges to facilitate comparison between periods.

             NEW FINANCING REPLACES PREVIOUS SENIOR CREDIT FACILITY
                           AND CARRIES IMPROVED TERMS
         Additionally, Park-Ohio announced that it has entered into a four year, $165 million senior revolving credit facility. This financing carries improved terms including a lower interest rate, and replaces the Company's previous senior credit facility. Bank One, NA served as the lead arranger of the new credit facility, and KeyBank National Association served as syndication agent. Proceeds of the new facility will be used to repay approximately $110 million outstanding under the previous credit facility and finance working capital.

         Edward F. Crawford, Chairman and Chief Executive Officer, stated, "We continue to


23000 EUCLID AVENUE - CLEVELAND, OHIO 44117 - 216-692-7200 / FAX 216-692-7174
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improve our performance in a flat economy. Our new four-year revolving credit agreement provides more attractive borrowing terms and flexibility to support working capital growth in our core businesses as the economy recovers."
         A conference call reviewing Park-Ohio's year-end results will be broadcast live over the Internet on Thursday, July 31, commencing at 10:00 a.m. EDT. Simply log on to http://www.firstcallevents.com/service/ajwz386682258gf12.html.

         Park-Ohio is a leading provider of supply chain logistics services, and a manufacturer of highly engineered products for industrial original equipment manufacturers. Headquartered in Cleveland, Ohio, the Company operates 23 manufacturing sites and 36 supply chain logistics facilities.

         This news release contains forward-looking statements that are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Among the key factors that could cause actual results to differ materially from expectations are the cyclical nature of the vehicular industry, timing of cost reductions, labor availability and stability, changes in economic and industry conditions, adverse impacts to the Company, its suppliers and customers from acts of terrorism or hostilities, the uncertainties of environmental, litigation or corporate contingencies, and changes in regulatory requirements. These and other risks and assumptions are described in the Company's reports that are available from the United States Securities and Exchange Commission. The Company assumes no obligation to update the information in this release.


                                     -more-
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           CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS (UNAUDITED)
                    PARK-OHIO HOLDINGS CORP. AND SUBSIDIARIES
                      (In Thousands, Except per Share Data)

                                                                             Three Months Ended              Six Months Ended
                                                                                   June 30,                      June 30,
                                                                             2003           2002            2003           2002
                                                                           ---------      ---------       ---------      ---------
Net sales                                                                  $ 159,916      $ 166,625       $ 314,767      $ 320,468
Cost of products sold                                                        134,069        142,245         264,510        274,390
                                                                           ---------      ---------       ---------      ---------
   Gross profit                                                               25,847         24,380          50,257         46,078
Selling, general and administrative expenses                                  15,620         14,698          30,699         28,954
Restructuring and other unusual charges                                            0          3,635               0          4,256
                                                                           ---------      ---------       ---------      ---------

       Operating income                                                       10,227          6,047          19,558         12,868
Interest expense                                                               6,695          6,959          13,452         13,639
                                                                           ---------      ---------       ---------      ---------

     Income (loss) before income taxes and cumulative effect of
       accounting change                                                       3,532           (912)          6,106           (771)
Income taxes (credits)                                                           835           (365)            972           (299)
                                                                           ---------      ---------       ---------      ---------
     Income (loss) before cumulative effect of accounting change               2,697           (547)          5,134           (472)
Cumulative effect of accounting change                                             0              0               0        (48,799)
                                                                           ---------      ---------       ---------      ---------


       Net income (loss)                                                   $   2,697      ($    547)      $   5,134      ($ 49,271)
                                                                           =========      =========       =========      =========

Amounts per common share:
Basic: Income (loss) before cumulative effect of accounting change         $    0.26      ($   0.05)      $    0.49      ($   0.05)
       Cumulative effect of accounting change                                   0.00           0.00            0.00          (4.68)
       Net income (loss)                                                   $    0.26      ($   0.05)      $    0.49      ($   4.73)

Diluted: Income (loss) before cumulative effect of accounting change       $    0.25      ($   0.05)      $    0.47      ($   0.05)
         Cumulative effect of accounting change                                 0.00           0.00            0.00          (4.68)
         Net income (loss)                                                 $    0.25      ($   0.05)      $    0.47      ($   4.73)

Common shares used in the computation
         Basic                                                                10,501         10,434          10,499         10,434
         Diluted                                                              10,903         10,434          10,878         10,434

Other financial data:
     EBITDA, as defined                                                    $  14,337      $  14,324       $  27,928      $  26,098
                                                                           =========      =========       =========      =========

Note A--The Company completed the impairment tests required by Statement of Financial Standards No. 142 "Goodwill and Other Intangible Assets" and effective January 1, 2002, recorded a $48.8 million charge reflected as a cumulative effect of a change in accounting principle.

Note B--The effective income tax rate for the first six months of 2003 is less than the statutory Federal income tax rate due primarily to the recognition of net operating loss carryforwards.

Note C--EBITDA reflects earnings before interest, income taxes, and non-operating income and expense (Operating Income), and excludes depreciation and amortization, non-recurring items and certain corporate-level expenses as defined in the Company's Revolving Credit Agreement. EBITDA is not a measure of performance under generally accepted accounting principles ("GAAP") and should not be considered in isolation or as a substitute for net income, cash flows from operating, investing and financing activities and other income or cash flow data prepared in accordance with GAAP or as a measure of profitability or liquidity. The Company presents EBITDA because management believes that EBITDA could be useful to investors as an indication of the Company's ability to incur and service debt and because EBITDA is a measure used under the Company's revolving credit facility to determine whether the Company may incur additional debt under such facility. EBITDA as defined herein may not be comparable to other similarly titled measures of other companies. The following table reconciles net income (loss) to EBITDA, as defined:

                                                     Three Months Ended            Six Months Ended
                                                          June 30,                     June 30,
                                                    2003          2002           2003          2002
                                                  --------      --------       --------      --------
Net income (loss)                                 $  2,697      ($   547)      $  5,134      ($49,271)
Add back:
     Cumulative effect of accounting change              0             0              0        48,799
     Income taxes (credits)                            835          (365)           972          (299)
     Interest expense                                6,695         6,959         13,452        13,639
     Depreciation and amortization                   4,009         4,271          8,212         8,474
     Restructuring and other unusual charges             0         3,635              0         4,256
     Miscellaneous                                     101           371            158           500
                                                  --------      --------       --------      --------
EBITDA, as defined                                $ 14,337      $ 14,324       $ 27,928      $ 26,098
                                                  ========      ========       ========      ========

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                      CONSOLIDATED CONDENSED BALANCE SHEETS
                    PARK-OHIO HOLDINGS CORP. AND SUBSIDIARIES

                                                              June 30     December 31
                                                                2003         2002
                                                            (Unaudited)    (Audited)
                                                            -----------    ---------
                                                                  (In Thousands)
ASSETS

Current Assets
   Cash and cash equivalents                                  $  4,909      $  8,812
   Accounts receivable, net                                    108,331       101,477
   Inventories                                                 159,290       156,067
   Other current assets                                          7,108         8,626
                                                              --------      --------


              Total Current Assets                             279,638       274,982


Property, Plant and Equipment                                  235,617       227,426

        Less accumulated depreciation                          124,166       114,302
                                                              --------      --------

              Total Property Plant and Equipment               111,451       113,124

Other Assets
    Goodwill                                                    82,127        81,464
    Net assets held for sale                                    10,352        19,205
    Other                                                       54,233        52,083
                                                              --------      --------
              Total Other Assets                               146,712       152,752
                                                              --------      --------
              Total Assets                                    $537,801      $540,858
                                                              ========      ========


LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
   Trade accounts payable                                     $ 68,499      $ 74,868
   Accrued expenses                                             49,669        48,907
   Current portion of long-term liabilities                      2,694         3,056
                                                              --------      --------
              Total Current Liabilities                        120,862       126,831

Long-Term Liabilities, less current portion
  9.25% Senior Subordinated Notes due 2007                     199,930       199,930
  Revolving credit maturing on June 30,2004                    109,500       114,000
  Other long-term debt                                          10,148         9,886

   Other postretirement benefits                                23,332        23,829
   Other                                                         3,230         3,483
                                                              --------      --------
              Total Long-Term Liabilities                      346,140       351,128

Shareholders' Equity                                            70,799        62,899
                                                              --------      --------
              Total Liabilities and Shareholders' Equity      $537,801      $540,858
                                                              ========      ========

Note A--Effective June 30, 2003 the Company changed the method of accounting for the 15% of its inventories utilizing the LIFO method to the FIFO method. As required by GAAP, the Company has restated its consolidated balance sheet as of December 31, 2002 to increase inventories by the recorded LIFO reserve ($4.4 million), increase deferred tax liabilities ($1.7 million), and increase shareholders' equity ($2.7 million). Previously reported results of operations have not been restated because the impact of utilizing the LIFO method had an insignificant impact on the Company's reported amounts for consolidated net income (loss).

Note B--The revolving credit was refinanced by the Company on July 30, 2003, maturing July 30, 2007 and is classified as long-term debt.